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Multi-Strategy Growth & Income Fund

(Name of Registrant as Specified in Its Charter)

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Multi-Strategy Growth & Income Fund

Principal Executive Offices

80 Arkay Drive

Hauppauge, NY 11788

1-855-601-3841

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 20, 2018

Dear Shareholders:

The Board of Trustees of Multi-Strategy Growth & Income Fund, a continuously offered, diversified, closed-end management investment company operating as an interval fund organized as a Delaware statutory trust (the “Trust” or the “Fund”), has called a special meeting of the Fund’s shareholders, to be held at the offices of Gemini Fund Services, the Trust’s administrator, at 80 Arkay Drive, Hauppauge, NY 11788, on November 20, 2018 at [____] for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new advisory agreement between Destra Capital Advisors LLC and the Trust.	FOR
2.	To approve a new sub-advisory agreement between Destra Capital Advisors LLC and LCM Investment Management, LLC.	FOR
3.	To elect Nicholas Dalmaso, John S. Emrich, Michael S. Erickson and Jeffrey S. Murphy to the Board of Trustees.	FOR
4.	To approve a change in the Fund’s classification from a diversified investment company to a non-diversified investment company.	FOR
5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [_____], 2018 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 20, 2018.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory and Sub-Advisory Agreements) and Proxy Voting Ballot are available at [______].

By Order of the Board of Trustees

Raymond J. Lucia, Jr.

President

[_____], 2018

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call [_______].

Multi-Strategy Growth & Income Fund

with its principal offices at

80 Arkay Drive

Hauppauge, NY 11788

1-855-601-3841

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held November 20, 2018

at [_____]

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees” or the “Board of Trustees”) of Multi-Strategy Growth & Income Fund (the “Trust” or the “Fund”), for use at the Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of Gemini Fund Services, the Trust’s administrator, at 80 Arkay Drive, Hauppauge, NY 11788, on November 20, 2018 at [____] for the following purposes, and at any and all adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [___], 2018.

Proposals
1.	To approve a new advisory agreement between Destra Capital Advisors LLC (the “Adviser” or “Destra”) and the Trust.
2.	To approve a new sub-advisory agreement between Destra and LCM Investment Management, LLC (the “Sub-Adviser” or “LCM”).
3.	To elect Nicholas Dalmaso, John S. Emrich, Michael S. Erickson and Jeffrey S. Murphy to the Board of Trustees.
4.	To approve an amendment to the Fund’s registration statement to reflect that the Fund is a non-diversified investment company.
5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [______], 2018 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-855-601-3841 or by visiting www.growthandincomefund.com.

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Dear Shareholder,

We are excited to announce great news regarding Multi-Strategy Growth & Income Fund (the “Fund”).

Since launching the Fund in 2012, LCM Investment Management, LLC (“LCM” or “we”) have taken great strides toward achieving our goals for the Fund: to manage a portfolio primarily consisting of alternative investments delivering long-term, risk-adjusted returns non-correlated to traditional stock and bond investments. Along the way, we both improved our investment process and expanded our team.

We are now taking the next step in the evolution of the Fund, and further expanding our team and capabilities by joining forces with Destra Capital Advisors LLC and its affiliates (“Destra”). Destra specializes in raising capital and operating funds like the Fund. As of June 30, 2018, Destra has raised more than $5 billion across the nine funds the firm advises, distributes or services. Destra brings resources, synergies, and new relationships that we believe will greatly benefit the Fund and, ultimately, you (the shareholder).  To effect the new relationship with Destra as anticipated, we need your vote as described in the attached proxy materials. In particular, the Fund’s Board of Trustees recommends that you vote FOR proposals allowing:

  Destra to assume LCM’s role as investment adviser and LCM to become the Fund’s sub-adviser primarily responsible for the day-to-day management of the Fund’s portfolio; and
  The replacement of the Fund’s current Board of Trustees with a new Board of Trustees familiar with Destra and their related funds.

In addition, to provide more flexibility in selecting investments for the Fund’s investment portfolio, the Fund’s Board of Trustees further recommends that you vote FOR a proposal allowing the Fund to change its status to a “non-diversified” investment company. As further described in the attached materials, such a change will allow the Fund to take greater positions in individual investments than is currently permitted.

The Fund’s current advisory fee rate will not change as a result of the proposed change in adviser. However, we hope to achieve synergies across several areas of operating the Fund, which may result in cost savings to our shareholders over time. While LCM will continue to manage the Fund’s investment strategy and portfolio, as it has since inception, we look forward to drawing upon the industry relationships and decades of experience of both Destra and the new Board of Trustees as we continue to manage a unique, one of a kind portfolio providing access to institutional-quality alternative investments. As such, we will be changing the name of the Fund to the Destra Alternative Access Fund.

Thank you, and please return your YES proxy vote to all four proposals promptly.

Regards,

XXXXX

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PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN

DESTRA AND THE TRUST

Background

Destra is a privately-held investment advisory firm, based in Chicago, Illinois, that is registered as an investment adviser with the Securities and Exchange Commission. Destra is a wholly-owned subsidiary of Destra Capital Management LLC, a sponsor of investment funds. Destra provides investment advice to open-end and closed-end investment companies. As of [____], 2018, the Adviser had approximately $[____] million in assets under management.

The Fund’s current investment adviser, LCM, has served in such capacity since inception of the Fund, pursuant to a prior advisory agreement with the Trust and the current advisory agreement with the Trust (the “Current Advisory Agreement”). In September 2018, LCM notified the Trust that while LCM desired to continue to manage the Fund’s portfolio, LCM believed that it would be in the best interests of shareholders of the Fund if (i) Destra replaced LCM as the Fund’s principal investment adviser and (ii) LCM served the Fund as its sub-adviser.

Destra and LCM both believe the proposed change to the Fund’s management structure has the potential to (i) expand the Fund’s presence in more distribution channels; (ii) increase its asset base; and (iii) lower operating expenses as a percentage of assets due to the potential increase in Fund size. LCM, the current investment adviser of the Fund, and Destra both recommend that the proposed change be approved.

On August 28, 2018, Destra and LCM entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which Destra will acquire certain assets related to LCM’s business of providing investment management services to the Fund (the “Business”) if Destra becomes the investment adviser of the Fund pursuant to the Proposed Advisory Agreement (as defined below) and upon receipt of the necessary approvals of the Proposed Advisory Agreement and satisfaction or waiver of certain other conditions. More specifically, under the Asset Purchase Agreement, LCM has agreed to transfer to Destra, for a cash payment at the closing of the Asset Transfer (as defined below), an earnout payment, and subject to certain exceptions: (i) all right, title and interest of LCM in and to all books and records to the extent used in or relating to the Business; (ii) all goodwill of LCM relating solely to the Business. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” Raymond J. Lucia, Jr., a Trustee who is currently an “interested person” of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Interested Trustee”) and the Fund’s President, will benefit from the Asset Transfer as a direct majority owner of LCM. None of the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”) as that term is defined in the 1940 Act), the Nominees (as defined below), or their associates have any interest in the Asset Purchase Agreement.

The Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of Proposals 1, 2 and 3 (the “Transaction”) described in this Proxy Statement. Therefore, if shareholders do not approve the Proposed Advisory Agreement, the Proposed Sub-Advisory Agreement (as defined below) and elect the Trustee nominees at the Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate.

As a result, LCM informed the Trust that LCM would recommend that the Board approve, subject to shareholder approval, (i) the engagement of Destra as adviser to the Fund pursuant to a new investment advisory agreement (the “Proposed Advisory Agreement”) and (ii) the engagement of LCM as the Fund’s sub-adviser, pursuant to a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”). The 1940 Act, requires that advisory and sub-advisory agreements be approved by a “vote of a majority of the outstanding securities” of the Fund, as that phrase is defined in the 1940 Act. LCM therefore informed the Trust that if shareholder approval were obtained for the Proposed Advisory and Sub-Advisory Agreements, LCM would recommend termination of the Current Advisory Agreement concurrent with the effective dates of the Proposed Advisory and Sub-Advisory Agreements and the engagement of LCM as the Fund’s sub-adviser.

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At a meeting on October 2, 2018 (the “Board Meeting”), the Trustees approved the Proposed Advisory and Sub-Advisory Agreements. At the Board Meeting, the Trustees also approved the termination of the Current Advisory Agreement, such termination to be concurrent with the effective dates of the Proposed Advisory and Sub-Advisory Agreements. The effective date of the Proposed Advisory and Sub-Advisory Agreements would be on/or about December 1, 2018.

As stated above, the 1940 Act requires that investment advisory agreements such as the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement.

The proposed change to the Fund’s management structure will shift management oversight responsibility for the Fund from LCM to Destra. The day-to-day portfolio management responsibility of the Fund will remain the same, as the Fund’s current adviser, LCM, will become the Fund’s sub-adviser, under the supervision of Destra. By engaging Destra as the adviser to the Fund and LCM as the sub-adviser to the Fund, the Fund will be sub-advised by the same portfolio management team that currently advises the Fund. In particular, the portfolio managers who are currently primarily responsible for the day-to-day portfolio management of the Fund will continue to manage the Fund.

As noted above, Destra and LCM believe that the proposed change to the Fund’s management structure has the potential to (i) expand the Fund’s presence in more distribution channels via Destra’s industry presence; (ii) increase the Fund’s asset base; and (iii) lower operating expenses as a percentage of assets due to the potential increase in Fund size. Furthermore, Destra offers a strong commitment to and record of regulatory and legal compliance in its registered funds.

The Advisory Agreements

The following chart provides a comparison of material terms of the Current Advisory Agreement and the Proposed Advisory Agreement.

Term	Current Advisory Agreement	Proposed Advisory Agreement
Parties	LCM and the Trust	Destra and the Trust
Advisory Fee	1.35% of the Fund’s average daily net assets	Same
Effective Date	August 4, 2017	Upon shareholder approval and on/or about December 1, 2018.
Duration	Initial term of two years	Same
Renewal Provisions

May be continued for additional one year periods, so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not “interested persons” of the Trust as that term is defined in the 1940 Act (“Independent Trustees”), by a vote cast in person at a meeting called for the purpose of voting such approval.

Same
Appointment of Sub-Advisers	Authorizes the adviser to appoint investment sub-advisers	Same
Termination Provisions	Automatically terminates upon assignment; and it may be terminated upon 60 days’ notice	Same
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by the adviser, by the Board or by a vote of a majority of outstanding securities of the Fund.
Duties of Adviser

LCM shall act as the investment adviser to the Fund and, as such, shall (i) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (ii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected.

The Fund employs Destra to furnish and manage a continuous investment program for the Fund. Destra will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning Destra’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning Destra’s discharge of the foregoing responsibilities.
Expenses Borne by Adviser	LCM shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of LCM.

With respect to the operation of the Fund, Destra shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (iii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of Destra and attendance at required annual Board meeting; (iv) the costs associated with any supplements to the Fund’s registration statement created at Destra’s request; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board).

Expenses Borne by Fund	The Fund shall bear all expenses of its operations, except those specifically allocated to LCM under the advisory agreement or under any separate agreement between the Trust and LCM.	The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as specifically allocated to Destra under the advisory agreement.
Limitations on Adviser Liability	LCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the advisory agreement, except a loss resulting from a breach of fiduciary duty

In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, Destra and any partner, director, officer or employee of Destra, or any of their affiliates, executors, heirs, assigns,

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with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of LCM in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified.

Indemnification Obligations of Fund	None

The Fund shall indemnify, to the fullest extent permitted by law, Destra, or any member, manager, officer or employee of Destra, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund.

The Current Advisory Agreement was submitted to a vote of the Fund’s shareholders on August 4, 2017 due to a proposed change in fee structure, became effective on August 4, 2017, and was most recently renewed by the Board on October 2, 2018.

As stated above, under the terms of the Current Advisory Agreement and the Proposed Advisory Agreement, the adviser is entitled to receive an annual fee from the Fund equal to 1.35% of the Fund’s average daily net assets. For the fiscal year ended February 28, 2018, LCM earned $2,222,113 in management fees under the Current Advisory Agreement, of which $386,639 was waived pursuant to an expense limitation agreement.

The Proposed Advisory Agreement is attached as Exhibit A. You should read the Proposed Advisory Agreement. The description in this Proxy Statement of the Proposed Advisory Agreement is only a summary.

If the Proposed Advisory Agreement is approved, Destra and the Fund will enter into an expense limitation agreement (the “Proposed Expense Limitation Agreement”) under which, for a term of two years from the effective date of the Proposed Advisory Agreement, Destra would reduce its fees and/or absorb expenses of the Fund to ensure that total fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including, for example, options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than Destra)) will not exceed 1.95% of Class A shares’ net assets, 2.45% of Class L shares’ net assets, 2.70% of Class C shares’ net assets, and 1.70% of Class I shares’ net assets.

Change in Fund Name

If the Proposed Advisory Agreement is approved, the name of the Fund will change to Destra Alternative Access Fund.

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Information Concerning Destra

Destra is a limited liability company organized under the laws of the State of Delaware and located at 444 West Lake Street, Suite 1700, Chicago, IL 60606. The names, titles, addresses and principal occupations of the principal executive officers of Destra are set forth below:

Name and Address*	Title:	Principal Occupation:
Dominic C. Martellaro	Chief Executive Officer	Chief Executive Officer
Robert Watson	President	President
Myles R. Blechner	Chief Compliance Officer	Chief Compliance Officer

* The address of each director and principal executive officer is 444 West Lake Street, Suite 1700, Chicago, IL 60606.

Destra is a wholly-owned subsidiary of Destra Capital Management LLC, and Continuum Funds Holdings, LLC (“Continuum”) owns more than 75% of the outstanding voting securities of Destra Capital Management, LLC. Destra Capital Management LLC is a limited liability company organized under the laws of the State of Delaware and is located at 444 West Lake Street, Suite 1700, Chicago, IL 60606. Continuum is a limited liability company organized under the laws of the State of Delaware. Continuum is an affiliate of Continuum Capital Managers LLC, a multi-boutique asset manager that makes equity investments in investment advisers. Continuum Capital Managers LLC was founded in 2012 by Douglas Grip and Steve Vanourny and along with Continuum is located at 7 Beard Way, Wellesley, MA 02482.

During the last fiscal year, there were no brokerage commissions paid by the Fund to affiliated brokers of Destra. None of the Trustees or officers of the Fund have an interest in Destra.

Destra currently serves as adviser to the Destra International & Event-Driven Credit Fund (the “Credit Fund”), a closed-end management investment company that operates as an interval fund with an investment objective similar to the Fund’s. For the services Destra provides to the Credit Fund, Destra receives a management fee calculated at 1.75% of the Credit Fund’s average daily “Managed Assets.” “Managed Assets” equals the total assets of the Credit Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Credit Fund’s accrued liabilities (other than money borrowed for investment purposes).

Destra and the Credit Fund have entered into an expense limitation and reimbursement agreement under which Destra has agreed, until at least May 9, 2019, to waive its management fee and/or pay, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 2.25% per annum of the Fund’s average daily Managed Assets. “Ordinary operating expenses” consist of all ordinary expenses of the Credit Fund, including investment management fees, administration fees, transfer agent fees, organization and offering expenses, fees paid to the Credit Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities), prime broker fees and expenses, and dividend expenses related to short sales), (b) interest expense and other financing costs, (c) taxes, (d) shareholder service fees, if any, and (e) extraordinary expenses.

As of June 30, 2018, the Credit Fund’s net assets totaled approximately $24,744,370. The Credit Fund commenced operations on May 9, 2018.

Evaluation by the Board of Trustees (Advisory Agreement)

At a meeting held on October 2, 2018, the Board, including a majority of the Independent Trustees, considered the approval of the Proposed Advisory Agreement. In considering the approval of the Proposed Advisory Agreement, the Trustees received materials specifically relating to the Proposed Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to

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which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Proposed Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Proposed Advisory Agreement.

Nature, Extent and Quality of Service. In evaluating whether to approve the Proposed Advisory Agreement, the Board considered the nature, extent and quality of services to be provided under the agreement. They noted that the Adviser currently served as the investment adviser to three registered investment companies, including an interval fund like the Fund, and they observed that the Adviser’s personnel have significant experience in investment company management. The Board evaluated the compliance program developed by the Adviser, including the background and experience of compliance personnel. The Board noted the Adviser’s intention to make no changes to the Fund’s investment objectives or strategy. In light of the Fund’s investment strategy, the Board also reviewed the Adviser’s fair valuation policies and procedures. In addition to the proposed advisory services, the Board also considered that the Adviser intended to engage LCM, the Fund’s current adviser, as the Fund’s sub-adviser responsible for all trading, portfolio construction and investment operations, noting that it was anticipated that the LCM personnel currently responsible for managing the Fund’s portfolio would continue to manage the Fund on behalf of the proposed sub-adviser. The Board considered the Adviser’s oversight process, noting that the firm intended to regularly engage with the Fund, the portfolio, and the sub-adviser, monitor compliance and portfolio construction on a daily basis, and conduct regular reviews of the sub-adviser. The Board concluded it was comfortable that the Adviser had the capabilities and resources to oversee the operations of the Fund. Based on their review, the Trustees concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund were satisfactory.

Performance. The Board considered the Adviser’s investment philosophy and experience and its history in managing investment companies, and it reviewed performance history of other funds managed by the Adviser, noting that they had shown generally positive returns and favorable Morningstar ratings. The Board also considered that the Adviser will delegate responsibility for the day-to-day management of the Fund to LCM, and LCM would continue to manage the Fund in the same manner once engaged as the Fund’s sub-adviser.

Fees and Expenses. The Trustees reviewed information regarding fees charged by advisers to a peer group of funds with investment objectives and strategies comparable to the Fund’s. The Trustees remarked that the proposed advisory fee of 1.35% was equal to the Fund’s current advisory fee and was slightly less was less than the peer group average. The Trustees remarked that the proposed advisory fee, while higher than the US Closed-end Multialternative Morningstar category average, was still well within the range of fees charged by funds in that category. The Trustees also considered that the Adviser had agreed to maintain the Fund’s current expense limitations of 1.95% of Class A shares’ net assets, 2.45% of Class L shares’ net assets, 2.70% of Class C shares’ net assets and 1.70% of Class I shares’ net assets. After further discussion, the Board concluded that the proposed advisory fee of 1.35% remained competitive and reasonable.

Economies of Scale. The Trustees considered whether the Adviser will realize economies of scale with respect to the management of the Fund. The Trustees agreed that while meaningful economies of scale had not yet been reached, they would continue to monitor Fund growth and evaluate the appropriateness of breakpoints in the advisory fee as Fund assets increase.

Profitability. The Trustees considered the projected profits by the Adviser in connection with the operation of the Fund for the first two years under the Proposed Advisory Agreement and whether the amount of profit would be a fair entrepreneurial profit for the management of the Fund. The Trustees noted that the Adviser expected to receive a reasonable profit both in terms of percentage of revenue and dollar amount over both years. The Board concluded that the Adviser’s estimated level of profitability from its relationship with the Fund was not excessive.

15(f) Considerations. The Trustees noted that section 15(f) of the 1940 Act provides a safe harbor to investment advisers who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract. They further noted that the safe harbor is conditioned on the following: (i) for a period of three years after the time of such

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sale, at least 75% of the board of trustees are not (a) interested persons of the investment adviser, as the term is defined in the 1940 Act, and (b) there is not imposed an unfair burden as a result of the sale. They considered that although LCM is not directly selling any interests in LCM to the Adviser, LCM and the Adviser have entered into a purchase agreement whereby LCM will receive compensation from Destra if Destra is retained as adviser to the Fund. They noted that it was anticipated that after the Transaction, at least 75% of the Board of Trustees of the Fund would be independent. They also considered whether the retention of the Adviser will impose an unfair burden on the Fund’s shareholders. After discussion, they concluded that the retention of the Adviser was unlikely to impose an unfair burden on the Fund’s shareholders because after the Transaction, none of the Adviser, LCM, or any of their affiliates would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund, or (ii) from the Fund for other than bona fide investment advisory or other services.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that approval of the Proposed Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Advisory Agreement.

The effective date of the Proposed Advisory Agreement would be on/or about December 1, 2018.

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PROPOSAL 2

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

DESTRA AND LCM

Background

The primary purpose of this proposal is to enable LCM to serve as the investment sub-adviser to the Fund. As stated above in Proposal 1, while LCM serves as the Fund’s current investment adviser, in September 2018, LCM notified the Trust that while LCM desired to continue to manage the Fund’s portfolio, LCM believed that it would be in the best interests of Fund shareholders if (i) Destra replaced LCM as the Fund’s principal investment adviser and (ii) LCM served the Fund as its sub-adviser. Further details regarding the benefits to shareholders, as well as to LCM, anticipated to come from this change in advisory structure caused by the Asset Transfer may be found above under the section entitled “Background” in Proposal 1.

As stated above, the 1940 Act requires that investment advisory agreements such as the Proposed Sub-Advisory Agreement be approved by shareholders. Therefore, shareholders are being asked to approve the Proposed Sub-Advisory Agreement.

As noted under Proposal 1, the Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Transaction. Therefore, if shareholders do not approve the Proposed Advisory Agreement, the Proposed Sub-Advisory Agreement and elect the Trustee nominees at the Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate.

The effective date of the Sub-Advisory Agreement would be on/or about December 1, 2018.

The Proposed Sub-Advisory Agreement

Fees. Under the terms of the Proposed Sub-Advisory Agreement, LCM is entitled to receive an annual fee from Destra equal to 50% of the net revenue received by Destra after any fee waivers, subject to a maximum of 0.675% of the Fund’s average daily net assets.

Services. For such compensation, LCM, shall, subject to the supervision and oversight of Destra, manage the investment and reinvestment of such portion of the assets of the Fund as Destra may from time to time allocate to the Sub-Adviser for management.

Term, Continuance and Termination. The Proposed Sub-Advisory Agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2.	automatically terminates on assignment; and

3.	may be terminated upon 60 days’ notice by the Trust, Sub-Adviser or the Adviser.

Limitation on Liability. The Proposed Sub-Advisory Agreement provides that LCM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.

For more complete information and for all of the provisions of the Proposed Sub-Advisory Agreement, please refer to the form of the Proposed Sub-Advisory Agreement, which is attached to this Proxy Statement as

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Exhibit B. You should read the Proposed Sub-Advisory Agreement. The description in this Proxy Statement of the Proposed Sub-Advisory Agreement is only a summary.

Information Concerning LCM

LCM is a limited liability company organized under the laws of the State of California and located at 13520 Evening Creek Drive N., Suite 300, San Diego, California 92128. LCM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. LCM is owned and controlled by Raymond Lucia, Jr. and Joseph P. Lucia. LCM does not manage any other funds with principal investment strategies or objectives similar to those of the Fund.

The names, titles, addresses and principal occupations of the principal executive officers of LCM are set forth below:

Name and Address(1)	Title	Principal Occupation
Raymond J. Lucia, Jr. (2)	Chief Executive Officer	Chief Executive Officer of Lucia Capital Group, LLC
Joseph P. Lucia	President	President of Lucia Wealth Services, LLC
Mitchell S. Avnet	Chief Compliance Officer	Chief Compliance Officer of LCM
Mark C. Scalzo	Chief Investment Officer	Chief Investment Officer of LCM

(1) The address of each officer is 13520 Evening Creek Drive N., Suite 300, San Diego, CA 92128.

(2) Mr. Raymond J. Lucia, Jr. also serves as Interested Trustee and President of the Fund, and has done so since 2011.

Affiliate Fees

Lucia Securities, Inc. (“Lucia Securities”) is a FINRA registered broker-dealer, is an affiliate of LCM, and provides wholesaling services to the Fund. Lucia Securities is an affiliate of LCM because both entities are under the common control of Raymond J. Lucia, Jr. The following table shows brokerage commissions and placement fees paid to Lucia Securities during the last five fiscal years ended February 28.

2014	2015	2016	2017	2018
$433,650	$76,277	$85,816	$14,726	$[____]

Evaluation by the Board of Trustees

At a meeting held on October 2, 2018, the Board, including a majority of the Independent Trustees, considered the approval of the Proposed Sub-Advisory Agreement. In considering the approval of the Proposed Sub-Advisory Agreement, the Trustees received materials specifically relating to the Proposed Sub-Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Sub-Adviser; (2) the investment performance of the Fund and the Sub-Adviser; (3) the cost of services to be provided and the profits to be realized by the Sub-Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Proposed Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Proposed Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees examined the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund. The Trustees noted their familiarity with LCM and its personnel because the firm currently served the Fund as its adviser. The Trustees expressed satisfaction with the overall historical management of the Fund, as well as with the continued evolution and growth of LCM’s management team and investment process. The Trustees discussed the strategy of the Fund and its key risks, and they expressed the

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opinion that LCM is managing portfolio risks well. The Trustees discussed historical enhancements that LCM had made to its team and its portfolio management processes. The Trustees also discussed in detail the Sub-Adviser’s research processes, noting that the firm thoroughly analyzed sponsor and manager capabilities and evaluated the quality of the underlying portfolios. They also evaluated LCM’s proprietary multi-stage, multi-factor framework for selecting, evaluating and monitoring investment opportunities across different sectors and expressed their satisfaction with that process. The Trustees noted the Sub-Adviser had reported no material compliance incidents, litigation or administrative actions over the period in question. Overall, it was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund by LCM and anticipated that Fund shareholders would continue to receive the same quality of services from LCM when the firm was engaged as the Fund’s sub-adviser.

Performance. The Trustees considered the Fund’s past performance and the Fund’s investment objective of seeking returns from capital appreciation and income, with an emphasis on the generation of income. The Trustees also reviewed the Fund’s investment policy of maintaining a core allocation to alternative assets. The Trustees noted their satisfaction with the fact that the Fund had delivered positive annualized returns on a since-inception basis while simultaneously exhibiting lower overall risk metrics versus the S&P 500 Total Return Index over that period. They further noted that while the Fund underperformed the peer group over the past year, the Fund had substantially outperformed the Morningstar U.S. Closed-end Category average over the same time period. They also observed that the Fund’s performance had been consistent with that of the peer group over the since inception time period. The Trustees noted that, since inception, consistent with the Fund’s stated strategy, the Fund’s performance was regularly between the returns of the Barclays US Aggregate Bond Index and the S&P 500 Total Return Index. The Trustees concluded that overall, the Fund was performing in line with its goals and objectives across a variety of market environments, and they agreed that the Fund’s performance was satisfactory.

Fees and Expenses. The Trustees considered the proposed sub-advisory fee, noting that the contractual amount was equal to 50% of the net advisory fee earned by the Adviser. They observed that the sub-advisory fee would be paid by the Adviser, not the Fund, and concluded that the proposed sub-advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether the Sub-adviser will experience economies of scale with respect to the managing of the Fund. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable and the shareholders will benefit from lower overall expenses as the Fund grows.

Profitability. The Trustees considered the anticipated profits to be realized by the Sub-Adviser in connection with its relationship with the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Fund. The Trustees noted that the Sub-Adviser estimates realizing a loss during its first year of engagement as sub-adviser and only a slight profit during the second year of such engagement. The Trustees considered the quality of services anticipated to be provided by the Sub-Adviser, and they concluded the anticipated level of profit was not excessive.

15(f) Considerations. The Trustees noted that section 15(f) of the 1940 Act provides a safe harbor to investment advisers who may receive compensation or benefits in connection with the sale of securities or a sale of any other interest in the investment adviser, which results in an assignment of an investment advisory contract. They further noted that the safe harbor is conditioned on the following: (i) for a period of three years after the time of such sale, at least 75% of the board of trustees are not (a) interested persons of the investment, as the term is defined in the 1940 Act, and (b) there is not imposed an unfair burden as a result of the sale. They considered that although LCM is not directly selling any interests in LCM to the Adviser, LCM and the Adviser have entered into a purchase agreement whereby LCM will receive compensation from Destra if Destra is retained as adviser to the Fund. They noted that it was anticipated that after the Transaction, at least 75% of the Board of Trustees of the Fund would be independent. They also considered whether the retention of the Sub-Adviser will impose an unfair burden on the Fund’s shareholders. After discussion, they concluded that the retention of LCM was unlikely to impose an unfair burden on the Fund’s shareholders because after the Transaction, none of the Adviser, LCM, or any of their affiliates would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund, or (ii) from the Fund for other than bona fide investment advisory or other services.

.

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Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Proposed Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that approval of the Proposed Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Sub-Advisory Agreement.

The effective date of the Proposed Sub-Advisory Agreement would be on/or about December 1, 2018.

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PROPOSAL 3

Approval of Election of

NICHOLAS DALMASO, John S. Emrich, Michael S. Erickson and Jeffrey S. Murphy

to the Board of Trustees

In this proposal, shareholders of the Fund are being asked to elect John S. Emrich, Michael S. Erickson, Jeffrey S. Murphy and Nicholas Dalmaso (each, a “Nominee”) to the Board of Trustees of the Trust. Each Nominee has agreed to serve on the Board of Trustees for an indefinite term.

As noted under Proposal 1, the Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Transaction. Therefore, if shareholders do not approve the Proposed Advisory Agreement, the Proposed Sub-Advisory Agreement and elect the Trustee nominees at the Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate.

During a meeting held on October 2, 2018, the current Board, in reviewing the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement, noted that the Fund would likely undergo changes in its operations, insofar as various functions will be performed by different organizations and personnel, were the Transaction to be completed. In this context, each Nominee was nominated for election to the Board by Darlene DeRemer, John Frager, and Mark Riedy, each of whom is an Independent Trustee, serving as an ad hoc nominating committee, and the Board, including the Independent Trustees, unanimously determined to submit each Nominee to the Fund’s shareholders for election. The current Board noted these factors as consistent with good governance and that the transition to the Nominees was not likely to adversely affect the Fund. If the Nominees are elected by shareholders, (i) Mr. Emrich, Mr. Erickson and Mr. Murphy will be considered Independent Trustees; (ii) Mr. Dalmaso will be considered a Trustee who is an “interested person” as that term is defined in the 1940 Act, due to his affiliation with the Adviser, as further discussed below; (iii) all of the current Trustees (Raymond J. Lucia, Jr., Mark J. Riedy, Ira J. Miller, John D. Frager and Darlene T. DeRemer) will cease to be Trustees.

Information about the Nominees

Below is information about each Nominee and the attributes that qualify each to serve as a Trustee. The information provided below is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications.

The Board believes each Nominee possesses experiences, qualifications, and skills valuable to the Fund. Each Nominee has substantial business experience, effective leadership skills and an ability to critically review, evaluate and assess information.

John S. Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 14 years for various investment advisory firms and currently serves as a director of the Meridian Fund, Inc. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Emrich currently serves as a trustee to the Destra Fund Complex, including the Credit Fund.

Michael S. Erickson. Mr. Erickson has significant leadership and financial management experience. He holds a Master of Business Administration degree from Stanford Graduate School of Business. In addition to becoming a certified public accountant while employed by Coopers & Lybrand, he was an investment analyst and portfolio manager for Aster Investment Management for seven years and served as the Chief Financial Officer for AeroAstro, Inc., an aerospace manufacturing company, for six years. Mr. Erickson assisted with the formation of the Meridian Growth Fund and has considerable leadership experience having served on the boards of AeroAstro, Argus Software, and Decimal (an IRA administrator). He presently serves on the boards of the Meridian Fund, the Destra Fund complex, including the Credit Fund. Mr. Erickson also is the Chief Financial Officer of two family-

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owned real estate-related companies, Erickson Holding Corp. and McGee Island, LLC, and serves on the board of the McGee Island, LLC.

Jeffery S. Murphy. Mr. Murphy has significant experience in the investment management and financial services industry. Mr. Murphy held numerous positions during his 20-year tenure at Affiliated Managers Group, Inc., including in operations, finance and capital development areas. Mr. Murphy also held positions on the executive board and mutual fund board of trustees for several Affiliated Managers Group, Inc. affiliates. Mr. Murphy also currently serves as a trustee to Destra Fund complex, including the Credit Fund.

Nicholas Dalmaso. Mr. Dalmaso was the initial trustee of the Credit Fund and continues to serve on the Board of the Destra Fund complex, including the Credit Fund. He has experience as General Counsel and Chief Administrative Officer at Claymore Securities, Inc. His extensive work experience in the mutual fund industry and educational background have prepared him to be a Trustee.

Additional information about each Nominee is set forth in the following table:

Name, Address* and Age	Position and Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in the Fund Complex*** to be Overseen by Nominee	Other Directorships Held by Nominee During the Last 5 Years
Independent Trustee Nominees
John S. Emrich, CFA Birth year: 1967	Trustee Nominee	Private Investor, January 2011 to present; Co-Founder and Portfolio Manager, Ironworks Capital Management (an investment adviser), April 2005 to December 2010; Member (June 2012 to present) and Manager (2013 to 2015), Iroquois Valley Farms LLC (a farmland finance company.)	4	Meridian Fund, Inc. (4 portfolios) Destra International & Event Driven Credit Fund Destra Investment Trust (2 portfolios)
Michael S. Erickson Birth year: 1952	Trustee Nominee	Private Investor, August 2007 to present; Treasurer and Vice President, Erickson Holding Corp. (a passive real estate holding company), 2003 to present; Treasurer, Vice President and Manager, McGee Island LLC (a real estate management company), 2015 to present.	4	Meridian Fund, Inc. (4 portfolios) Destra International & Event Driven Credit Fund Destra Investment Trust (2 portfolios)
Jeffery S. Murphy Birth year: 1966	Trustee Nominee	Retired (2014 to present); Executive Manager, Affiliated Managers Group, Inc. (an asset manager), 1995 to 2014.	4	Destra International & Event Driven Credit Fund Destra Investment
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Trust (2 portfolios)
Interested Trustee Nominee
Nicholas Dalmaso Birth year: 1965	Trustee Nominee

General Counsel and Chief Compliance Officer of M1 Holdings LLC, 2015 to present; General Counsel and Chief Compliance Officer of M1 Finance LLC (an investment adviser), 2015 to present; General Counsel and Chief Compliance Officer of M1 Advisory Services LLC (an investment adviser), 2015 to present; Co-Chairman, General Counsel and Chief Operating Officer of Destra Capital Management LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Advisors LLC, 2010 to 2014; President, Chief Operating Officer and General Counsel, Destra Capital Investments LLC, 2010 to 2014; Chief Executive Officer, Destra Investment Trust and Destra Investment Trust II, 2010 to 2014.

		4	Destra International & Event Driven Credit Fund Destra Investment Trust (2 portfolios)

* The address for the Nominees listed above is c/o Destra Capital Advisors, LLC, 444 West Lake Street, Suite 1700, Chicago, IL 60606.

** The term of office for the Nominees listed above will continue indefinitely.

*** The term “Fund Complex” refers to the Fund, the Destra International Event-Driven Credit Fund, the Destra Wolverine Dynamic Asset Fund and the Destra Flaherty & Crumrine Preferred and Income Fund, each of the latter two being a series of the Destra Investment Trust, and the Destra Exchange-Traded Fund Trust, of which there is currently no active series.

Board Leadership Structure

The Trust is currently led by Mr. Raymond J. Lucia, Jr., who has served as the Chairman of the Board and President since the Trust was organized in 2011. Mr. Lucia is an “interested person” as defined by the 1940 Act, by virtue of his position as President of the Trust and his controlling interest in the Adviser. The Board of Trustees is comprised of Mr. Lucia and four Independent Trustees. The Independent Trustees have not selected a Lead Independent Trustee. Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership. The

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Trust believes that its Chairman/President together with the Audit Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and Fund shareholders because of the Board's collective business acumen and understanding of the regulatory framework under which investment companies must operate. During the fiscal year ended February 28, 2018, the Board held five meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Lucia and four Independent Trustees with a standing independent Audit Committee with a separate chair. The Audit Committee is composed of only Independent Trustees. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of three Trustees (Ira J. Miller, Darlene T. DeRemer and Mark J. Riedy, Chairman of the Audit Committee), each of whom is not an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter, which is available on the Fund’s website at www.growthandincomefund.com. The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal year ended February 28, 2018, the Audit Committee held two meetings.

With respect to the fiscal year ended February 28, 2018, the Audit Committee has (i) reviewed and discussed the audited financial statements with Fund management; (ii) discussed with the Fund’s independent auditors the matters to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T; (iii) received the written disclosures and the letter from the Fund’s independent accountant required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; and (iv) based on such reviews and discussions, recommended to the Board that the audited financial statements be included in the Fund’s annual report to shareholders required by Section 30(e) of the 1940 Act and filed with the SEC.

Due to the size of the Board, the Board does not have a standing Nominating Committee. Rather, the Board has formed an ad hoc Nominating Committee, consisting of Darlene T. DeRemer, Mark Riedy, Ira Miller and John Frager, which is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The ad hoc Nominating Committee reviews all nominations of potential trustees made by Fund management and by Fund shareholders, which includes all information relating to the recommended nominees that is required to be disclosed in solicitations or proxy statements for the election of directors, including without limitation the biographical information and the

17

qualifications of the proposed nominees. Shareholders interested in nominating potential trustees should submit their nominations to Emily Paup, Secretary, Multi-Strategy Growth & Income Fund, 80 Arkay Drive, Hauppauge, NY 11788. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Audit Committee.

Compensation

None of the Nominees has served as a Trustee of the Fund. Therefore, none of the Nominees has received any compensation from the Fund. Each Trustee Nominee who takes office with the Board will be paid by the Fund as a Trustee, including the Interested Trustee Nominee. If the Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Nominees may take into account their services provided to other funds in the Destra Fund complex, if any.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the election of each Nominee to the Board of Trustees.

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PROPOSAL 4

Approval of A CHANGE IN the Fund’s DIVERSIFICATION POLICY

Background

A “diversified company,” under section 5(b)(1) of the 1940 Act, refers to a fund with the following characteristics: (i) at least 75% of the fund’s total assets is represented by cash, government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than (a) five percent of the total value of the fund and (b) 10 percent of the outstanding voting securities of such issuer. By contrast, a “non-diversified company” refers to funds that are not “diversified companies.”

Under section 13(a)(1) of the 1940 Act, a fund may not change from a diversified company to a non-diversified company unless authorized to do so by a vote of the majority of its outstanding securities.

Proposal to Change the Diversification Policy

The Fund, upon launch, identified itself in its registration statement as a non-diversified company. Nevertheless, the Fund, for a period of more than three years after launch, operated as a diversified company. It is the position of the staff of the Securities and Exchange Commission (“SEC”) that any fund that has registered as non-diversified, but which in fact operates as a diversified company for more than three years, has changed its status to that of a diversified company and must, under section 13(a)(1) of the 1940 Act, seek shareholder approval before recommencing operations as a non-diversified company.

As a result, the Trust is seeking shareholder approval to change the Fund’s diversification policy from “diversified” to “non-diversified”. The Trust believes that such a change would be in the best interests of shareholders because it would provide more flexibility in constructing the Fund’s portfolio, potentially allowing the Fund to invest more assets in attractive opportunities than might otherwise be possible if the Fund were subject to the constraints of a diversified company as summarized above.

The Board of Trustees of the Trust, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” the proposed change to the Fund’s diversification policy.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a continuously offered, diversified, closed-end management investment company operating as an interval fund and organized as a Delaware statutory trust. The Trust’s principal executive offices are located at c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788, and its telephone number is 1-855-601-3841. The Board supervises the business activities of the Fund. Like other investment companies, the Fund retains various organizations to perform specialized services. The Fund currently retains LCM as the investment adviser for the Fund. Northern Light Distributors, LLC, located at 17605 Wright Street, Omaha, NE 68130, serves as the Fund’s principal underwriter and acts as the distributor of the Fund’s shares. The distributor has entered into an agreement with Lucia Securities, LLC, a registered broker and affiliate of LCM, located at 13520 Evening Creek Drive North, Suite 300, San Diego, CA 92128, under which Lucia Securities, LLC provides wholesaling services with respect to the Fund. Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted (i) for approval of Proposals 1, 2, 3 and 4; and (ii) at the discretion of the holder(s) of the proxy on any other matter that may come before the Meeting that the Fund did not have notice of by a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the Secretary of the Fund revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

Class A	Class C	Class L	Class I
[____]	[____]	[____]	[____]

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on each Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

Approval of Proposals 1, 2 and 4

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposals 1, 2 and 4. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less. For Proposals 1, 2 and 4, the presence at the Meeting of holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against Proposal 1, 2 and 4. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may

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“affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers Proposals 1, 2 and 4 to be non-routine matters that affect substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of Proposals 1, 2 and 4 (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against Proposals 1, 2 and 4 may result in one or more of these proposals not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

Approval of Proposal 3

Approval of Proposal 3 requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. Because Trustees are elected by a plurality, non-votes and abstentions will have no effect on Proposal 3. For Proposal 3, the holders of thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Fund (including broker non-votes and abstentions) entitled to vote at the meeting (in person or by proxy) constitutes a quorum.

The Transaction is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If Proposals 1, 2 and 3 are not approved by shareholders of the Fund, the Transaction will not be completed.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Number and Class of Shares	Percentage of the Fund	Percentage of the Class

The following table provides information about Fund shares held by the Trustees, Nominees, and executive officers of the Fund as of the Record Date:

Name	Number and Class of Shares	Percentage of the Fund	Percentage of the Class
Mark J. Riedy, PhD.*
Ira J. Miller*
John D. Frager*
Darlene T. DeRemer*
Raymond J. Lucia, Jr.*
Emily Paup*
Emile Molineaux*
John S. Emrich**	None	N/A	N/A
Michael S. Erickson**	None	N/A	N/A
Jeffrey S. Murphy**	None	N/A	N/A
Nicholas Dalmaso**	None	N/A	N/A
Felicia Tarantino***
Theresa Ochs****

*The address is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

**The address is c/o Destra International & Event-Driven Credit Fund, 444 West Lake Street, Suite 1700, Chicago, IL 60606.

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***Ms. Tarantino resigned as the Treasurer and Secretary of the Fund in August of 2018; her address is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

****Ms. Ochs resigned as Secretary of the Fund in March of 2018; her address is c/o Gemini Fund Services, LLC, 80 Arkay Drive, Hauppauge, NY 11788.

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may determine the outcome of any proposal submitted to the shareholders for approval. [As of the Record Date, no shareholder owned more than 25% of the shares of the Fund.] [As a group, the Trustees, Nominees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Fund has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Fund’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund’s proxy materials must be received by the Fund within a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Multi-Strategy Growth & Income Fund, Attention: Emily Paup, Secretary, 80 Arkay Drive, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Fund has engaged [AST Fund Solutions], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [AST Fund Solutions] are approximately $[51,000]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne equally by Destra and LCM. In addition to solicitation by mail, the Fund will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Destra and LCM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Fund and LCM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matter to be presented at the Meeting other than as set forth above. If any other matter properly comes before the Meeting that the Trust did not have notice of by a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Communications with the Board

A shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; and (iii) if the shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Multi-Strategy Growth & Income Fund, Attention: Secretary, 80 Arkay Drive, Hauppauge, NY 11788.

PROXY DELIVERY

If you and another shareholder share the same address, the Fund may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you

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wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at (800) [insert proxy solicitor number].

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on

November 20, 2018

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [insert proxy solicitor number].

BY ORDER OF THE BOARD OF TRUSTEES

Raymond J. Lucia, President

Dated: [_____], 2018

If you have any questions before you vote, please call our proxy information line at [_____]. Representatives are available Monday through Friday, [9:00 a.m. to 10:00 p.m.] Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

PROPOSED ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

Destra Alternative Access Fund

AGREEMENT made this ___ day of __________, 2018, by and between Destra Alternative Access Fund, a Delaware statutory trust (the "Fund"), and Destra Capital Advisors LLC, a Delaware limited liability company (the "Advisor").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Advisor to render investment management services with respect to the Fund and the Advisor is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Advisor to act as Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. DUTIES OF ADVISOR. The Fund employs the Advisor to furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to (i) determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, (ii) provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and (iii) render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. The Advisor may hire (subject to the approval of the Fund's Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

3. FUND TRANSACTIONS. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Advisor will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of

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Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4. EXPENSES

(a)       With respect to the operation of the Fund, the Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary to perform its obligations hereunder; (ii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the Investment Company Act (each, a “12b-1 Plan”) or pursuant to, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; (iii) the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor and attendance at required annual Board meeting; (iv) the costs associated with any supplements to the Fund’s registration statement created at the Advisor’s request; and (v) any costs of liquidating or reorganizing the Fund (unless such cost is otherwise allocated by the Board). If the Advisor has agreed to limit the operating expenses of the Fund as referenced in Section 5 below, the Advisor also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.

(b)       The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 4(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders which are covered by any 12b-1 Plan, or as a condition of multiple-class exemptive relief obtained from the Securities and Exchange Commission; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under applicable securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c)       The Advisor may voluntarily or contractually absorb certain Fund expenses.

(d)       To the extent the Advisor incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Advisor for such costs and expenses, except to the extent the Advisor has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Advisor, the Advisor shall be entitled to recover costs from the Fund to the extent of the Advisor’s actual costs for providing such services. In determining the Advisor’s actual costs, the Advisor may take into account an allocated portion of the salaries and overhead of personnel performing such services.

5.       COMPENSATION OF THE ADVISOR. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor compensation at an annual rate of 1.35%, payable monthly in arrears by the [10th] business day of the succeeding month, based upon the Fund’s average daily net assets as of month-end. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. Compensation will be paid to the Advisor before giving

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effect to any repurchase of interests in the Fund effective as of that date. The Advisor will pay the compensation of any sub-adviser retained pursuant to Section 2 above.

The Advisor may, in its discretion and from time to time, reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses that are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Advisor hereunder or to continue future payments.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6. BOOKS AND RECORDS. The Advisor will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Advisor agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

7. STATUS OF ADVISOR. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

8. LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISOR.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Advisor, or any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

(c) The Advisor shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Advisor, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Advisor. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good

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faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

9. PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Advisor (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Advisor are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor, provided the Advisor has broker-dealer affiliates, if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

10. AUTHORITY; NO CONFLICT. The Advisor represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its affiliates are a party.

11. LICENSE OF ADVISOR'S NAME. The parties agree that the name of the Advisor, the names of any affiliates of the Advisor and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor and its affiliates. The Advisor hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Advisor’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Advisor shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Advisor shall be entitled to injunctive relief, as well as any other remedy available under law.

12. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [ ] and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

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If to the Advisor:

Destra Capital Management LLC

Attn: Jane Shissler, General Counsel

One North Wacker Drive

48th Floor

Chicago, Illinois 60606

Phone: (312)843-6171

Fax: [ ]

If to the Fund:

Destra Alternative Access Fund

[ ]

[ ]

[ ]

Facsimile: [ ]

Telephone: [ ]

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

Destra Alternative Access Fund

_____________________________

By:

Title:

DESTRA CAPITAL ADVISORS LLC

_______________________________

By:

Title:

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Exhibit B

PROPOSED SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of ______________, 2018 by and among Destra Alternative Access Fund (the “Fund”), Destra Capital Advisors LLC (the “Advisor”), and LCM Investment Management, LLC (the “Sub-Adviser”).

WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor;

WHEREAS, the Advisor has entered into an investment management agreement (the “Investment Management Agreement”) dated _________, 2018 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Advisor desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Advisor has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Advisor and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Advisor and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Advisor hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Advisor and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Advisor in any way or otherwise be deemed an agent of the Fund or the Advisor except as expressly authorized in this Agreement or another writing by the Fund, the Advisor and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Advisor in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A.           As an investment adviser to the Fund, the Sub-Adviser shall, subject to the supervision and oversight of the Advisor, manage the investment and reinvestment of such portion of the assets of the Fund as the Advisor may from time to time allocate to the Sub-Adviser for management (the “Sub-Advised Assets”), as well as vote all proxies related to the Sub-Advised Assets.

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B.           As part of the services it will provide hereunder, the Sub-Adviser will:

(i)           obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Sub-Advised Assets or are under consideration for inclusion in the Sub-Advised Assets;

(ii)           formulate and implement a continuous investment program for the Sub-Advised Assets as outlined in the Fund’s Registration Statement;

(iii)           take whatever steps are necessary to implement the investment program for the Sub-Advised Assets by arranging for the purchase and sale of securities and other investments, including issuing directives to the administrator of the Fund as necessary for the appropriate implementation of the investment program of the Sub-Advised Assets;

(iv)           keep the Trustees of the Fund and the Adviser fully informed in writing on an ongoing basis as agreed by the Advisor and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the Sub-Advised Assets and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Advisor or the Trustees of the Fund; and attend meetings with the Advisor and/or the Trustees, as reasonably requested, to discuss the foregoing;

(v)           in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets within the Sub-Advised Assets;

(vi)           provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Sub-Advised Assets that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in the Fund’s Registration Statement and any permissible reports and materials prepared by the Fund;

(vii)        cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information; and

(viii)       file any required reports with the SEC pursuant to Sections 13(f) and 13(g) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

C.           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s declaration of trust, by-laws and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement and any amendments thereto; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the instructions of the Advisor.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Advisor shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Advisor undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

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D.           The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E.           On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Advisor agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Advisor also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.           The Sub-Adviser will maintain all accounts, books and records with respect to the Sub-Advised Assets as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4.             COMPENSATION OF THE SUB-ADVISER

The Advisor will pay the Sub-Adviser a monthly advisory fee with respect to the Sub-Advised Assets equal to a percentage of the “net advisory fee”, which is the amount of the Advisor’s advisory fee less (i) any fee waiver or expense reimbursement made by the Adviser in connection with the services provided under the Investment Management Agreement, and (ii) any other expenses agreed to be shared by the parties, shall be allocated 50% to the Sub-Adviser for the services provided pursuant to this Agreement and 50% to the Adviser. The amount allocated to the Sub-Adviser (“Sub-Advisory Fee”) shall not exceed an annual rate of 0.675% based upon the Fund’s average daily net assets at month end. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor provided services to the Fund. The Sub-Advisory Fee will be paid by the Advisor no later than the [ ] day following receipt by the Advisor of the Advisory Fee from the Fund.

Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Advisor or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Advisor, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Advisor Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Advisor Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations

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hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Advisor or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Advisor, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Advisor, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Advisor for, and the Advisor shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Advisor in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Advisor that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Advisor Indemnitees for use therein.

6.             REPRESENTATIONS OF THE ADVISOR

The Advisor represents, warrants and agrees that:

A.           The Advisor has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.           The Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.           The Advisor is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Advisor by applicable law and regulations.

D.           The Advisor (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Advisor from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Advisor will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its Affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

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A.           The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Advisor if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

C.           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Advisor and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five (45) days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,  Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Advisor that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Advisor, the Sub-Adviser shall permit the Advisor, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.           The Sub-Adviser has provided the Fund and the Advisor with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Advisor at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.           The Sub-Adviser will notify the Fund and the Advisor of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.           The Sub-Adviser will promptly notify the Advisor of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.           The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage and, upon the written request of the Advisor, provide evidence of such insurance coverage to the Advisor.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.       PROXIES

The Sub-Adviser shall be solely responsible to vote all proxies received with respect to the Sub-Advised Assets, and shall take all necessary and reasonable steps with respect to corporate actions related to securities held or previously held as part of the Sub-Advised Assets. The Sub-Adviser shall not incur any liability to the Fund or the Advisor for

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failing to vote any proxies, or to take an action with respect to a corporate action, if it had not received such proxies or related communication on a timely basis.

9.       SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Advisor nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

10.             REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

11.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Advisor and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

12.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written and continue in effect for an initial term of two (2) years, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two (2) years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

13.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Advisor and the Sub-Adviser, or by the Advisor or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

14.           AMENDMENTS TO THE AGREEMENT

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Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

15.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

16.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

17.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

18.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Destra Capital Advisors LLC Attn: Jane Shissler, General Counsel One North Wacker Drive 48th Floor Chicago, Illinois 60606 Phone: (312)843-6171 Fax: [ ]

For:	Destra Alternative Access Fund c/o Destra Capital Advisors LLC One North Wacker Drive 48th Floor Chicago, Illinois 60606 Facsimile: [ ] Telephone: [ ]

For:	LCM Investment Management, LLC Attn: [ ] 13520 Evening Creek Drive N. Suite 300 San Diego, CA 92128 Phone: [ ] Fax: [ ]

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19.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

20.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

21.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22.           THIRD PARTY BENEFICIARY

The Advisor and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

DESTRA CAPITAL ADVISORS LLC	LCM Investment Management, LLC

By: _______________________________	By: _______________________________
Name:	Name:
Title:	Title:

DESTRA Alternative Access FUND

By:_______________________________
Name:
Title:

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